UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23214

GraniteShares ETF Trust

(Exact name of registrant as specified in charter)

205 Hudson Street, 7th floor

New York, New York 10013

(Address of principal executive offices) (Zip code)

William Rhind

GraniteShares ETF Trust

205 Hudson Street, 7th floor

New York, New York 10013

(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq.

Vedder Price

1633 Broadway, 31st Floor

New York, NY 10019

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

GraniteShares ETF Trust

Annual Report

June 30, 2020

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

GraniteShares HIPS US High Income ETF

GraniteShares XOUT U.S. Large Cap ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

GraniteShares ETF Trust

1

GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited)

THE MARKET ENVIRONMENT

Commodity Market

For the period June 30, 2019 to June 30, 2020 commodity returns, as measured by the performance of broad-based indexes were negative. For example, The Bloomberg Commodity Total Return Index decreased 17.38%. All sectors of the Bloomberg Commodity Total Return Index had negative returns with the exception of the precious metals sector. The energy sector (the largest percentage weight sector in the index at the beginning of the period) performed exceedingly poorly.

The energy sector was the worst performing sector over the period. All components of this sector experienced severe price drops. WTI and Brent crude oil prices plummeted 57% and 38%, respectively. Gasoil, gasoline and heating oil prices plunged 46%, 42% and 44%, respectively. Natural gas prices plunged 50%. WTI crude oil prices, up approximately 5% through the end of the calendar year on reduced U.S. – China trade frictions, the passage of the USMCA and expectations of stronger global growth, plunged with the onset of coronavirus-related demand destruction combined with continued high OPEC+ and U.S. oil production. WTI oil crude prices were down nearly 80% in late April with the front month futures contract price settling below zero on April 20 for the first time ever. Derivative oil products followed the same performance trajectory. Natural gas prices, already suffering from oversupply, also fell sharply as a result of coronavirus demand destruction.

Despite a negative performance over the period, the base metals sector was the second best performing sector. Aluminum and zinc prices fell the most, declining 15% and 18%, respectively. Nickel prices edged lower, falling under 1% and copper prices fell 2%. Aluminum prices, almost unchanged at calendar’s year end, dropped significantly due to coronavirus related demand destruction and already existing oversupply conditions. Copper prices, up around 2% at the end of the calendar year due to reduced U.S. – China trade frictions, fell over 20% with the onset of coronavirus restrictions and lockdowns and then retraced most of their losses as restrictions began to be lifted. Nickel prices behaved similarly.

Grain prices were all lower over the period as well. Kansas wheat prices decreased 14%, Chicago wheat prices fell 9% and soybean prices declined 11%. Corn prices plunged 27%. Initially hurt by oversupply and decreased exports resulting from U.S. – China trade frictions, wheat and soybean prices moved higher with the completion of the phase 1 U.S. – China trade agreement, with wheat prices up near 4% and soybean prices practically unchanged at the end of the calendar year. The onset of the coronavirus, while initially positive for wheat demand, pushed all grain prices lower as a result of reduced demand. Corn prices, already suffering from global oversupply, were pushed even lower with greatly reduced demand for ethanol and as a result of coronavirus meat processing shutdowns reducing feedstock demand.

The precious metal sector was the best performing sector over the period. Gold prices increased 24% and silver prices climbed 17%. Global growth concerns, trade frictions between the U.S. and China and the U.S. and the EU and expectations the U.S. Federal Reserve Bank would reduce rates more quickly pushed gold prices approximately 8% higher through the first half of this period. The onset of the coronavirus pandemic and its concomitant demand destruction, resulting in unprecedented fiscal and monetary stimulus, helped moved gold prices 16% higher in the second half of the period.

Fixed Income

The Federal Open Market Committee (FOMC) met 9 times during the period, instead of its usual 8 meetings, canceling its scheduled meeting in March in lieu of 2 unscheduled meetings convened to handle the extraordinary conditions resulting from the onset of the coronavirus pandemic.

Meeting in late July and mid-September 2019, the FOMC voted in each meeting to reduce the Fed Funds rate target range by 25 bps, lowering the Fed Funds rate target range from 2.25% – 2.50% to 1.75% – 2.00%. The FOMC maintained its stated goal of working to sustain economic expansion.

Meeting in late October and mid December 2019, the FOMC voted in the October meeting to reduce the Fed Funds rate target range by 25 bps to 1.50% – 1.75% citing continued uncertainties despite a strong economy and labor market. In the December meeting, the FOMC voted to maintain the Fed Funds rate target range, stating that current monetary policy was sufficient to support sustained economic activity and a strong labor market.

Meeting in late January 2020 as scheduled, the FOMC left the Fed Funds rate target range unchanged at 1.50% – 1.75%, stating no change was needed to sustain the economic expansion. Just over a month later on March 3, the FOMC announced it would lower the target range by 50bps to 1.00% – 1.25%, citing coronavirus related risks to the economy. Twelve days later on March 15, in another unscheduled meeting, the FOMC announced it would lower the Fed Funds rate target range 100bps, dropping it to 0.00% – 0.25%, stating that though the current state of the economy was strong, it was acting on the basis of future deleterious effects on the U.S. economy from the coronavirus. The FOMC also announced the resumption of quantitative easing saying would purchase up to $700 billion of Treasury and mortgage backed securities. The scheduled meeting for March 17-18 was canceled.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

Following its last (unscheduled) meeting, the FOMC made three additional announcements. On March 19, the FOMC announced the establishment of swap lines with 9 additional central banks. Each swap line was for $60 billion and they were established to provide U.S. dollar liquidity to these additional central banks. On March 23, the FOMC announced it would continue its buyback of Treasury and mortgage back securities but would not limit the amount. Finally on March 31, the FOMC announced the establishment of a repurchase agreement facility for central banks and international monetary authorities to ensure the liquidity of the U.S. Treasury market

The FOMC met in late April and mid-June, voting to leave the Fed Funds rate target range unchanged at 0.00% - 0.25%.

Over the period, 3-month Treasury Bill rates fell 135 bps from 2.09% to 0.13%. Over this same period, the 10-year U.S Treasury rate fell 135bps from approximately 2.01% to 0.66%.

Pass-Through Securities

For the period June 30, 2019 to June 30, 2020 pass-through security returns, as measured by the performance of TFMS HIPS Total Return Index (a broad-based index), were negative. The TFMS HIPS Total Return Index decreased 22.79% over this period. The Index return was affected by negative performance in all sectors with the MLP, REIT and BDC sectors detracting the most. For example, the Alerian MLP Total Return Index fell 41.43%, the S&P BDC Total Return Index fell 20.82% and the Dow Jones US Mortgage REIT Total Return Index fell 32.31%.

Pass-through securities prices generally moved higher in the first half of the period, supported by accommodative monetary policy and expectations of stronger economic growth resulting from reduced trade frictions between the U.S. and China. With the onset of the coronavirus pandemic in late February, pass-through security prices dropped significantly, with the TFMS HIPS Total Return index decreasing almost 49% from calendar year end to its low in early April 2020. Following unprecedented monetary and fiscal stimulus by the U.S. Federal Reserve Bank and the U.S. government, pass-through securities generally moved higher with TMFS HIPS Index increasing approximately 42% from early April to June 30, the end of the period.

Large-Cap Security Market

For the period June 30, 2019 to June 30, 2020 large-cap security returns, as measured by the performance of S&P 500 Total Return Index, were positive. The S&P 500 Total Return Index increased 7.5% over the period. The best performing sectors of the S&P 500 Index were the information technology sector (+30.7%), the health care sector (+12.4%) and the communication services sector (+9.5%). The worst performing sectors were the energy sector (-31.0%), the financial sector (-15.0%), the real estate sector (-11.1%) and the utilities sector (-10.2%).

Up over 16% through mid-February on accommodative monetary policy and expectations of stronger economic growth resulting from reduced trade frictions between the U.S. and China, the S&P 500 Total Return Index fell nearly 34% to its low over the period on March 23, 2020 as a result of the coronavirus pandemic. Following unprecedented monetary and fiscal stimulus by the U.S. Federal Reserve Bank and the U.S. government, the S&P 500 Total Return Index increased just over 39% from its low to the end of the period.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

MANAGER’S ANALYSIS

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (COMB)

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The Fund’s investment strategy is based in part on the Bloomberg Commodity Index (the “BCOM Benchmark”), which is designed to be a highly liquid and broad benchmark for commodities futures investments. The BCOM Benchmark provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the BCOM Benchmark. The weightings of the components of the BCOM Benchmark are based on (1) liquidity data, which is the relative amount of trading activity of a particular commodity; (2) production data, which measures the importance of a commodity to the world economy; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity. Rather than being driven by micro-economic events affecting one commodity market or sector, the BCOM Benchmark is comprised of futures contracts on a broad basket of underlying commodities, which potentially reduces volatility in comparison with narrower commodity baskets.

Currently, the BCOM Benchmark consists of 23 commodities futures contracts with respect to 21 commodities: aluminum, coffee, copper, corn, cotton, crude oil (WTI and Brent), gold, ULS Diesel, lean hogs, live cattle, low sulfur gasoil, natural gas, nickel, silver, soybean meal, soybean oil, soybeans, sugar, unleaded gas, wheat (Chicago and KC HRW), and zinc. The BCOM Benchmark reflects the return from these commodity futures contracts.

While the Fund generally seeks exposure to the commodity futures markets included in the BCOM Benchmark, the Fund is not an index tracking ETF and will seek to improve its performance, in part through a cash management strategy consisting of investments in investment grade fixed income securities issued by various U.S. public-sector or corporate entities (“Fixed Income Securities”). The Adviser will use such instruments to generate a total return for investors and exercise its discretion in the use of such instruments to seek to optimize the investment performance of the Fund. In addition, the Fund at times may actively select investments with differing maturities from the underlying components of the BCOM Benchmark, may not invest in all of the BCOM Benchmark’s components or in the same proportion as the BCOM Benchmark, may invest in commodity-linked derivative instruments and other commodity-linked instruments outside the BCOM Benchmark, and may emphasize some commodity sectors more than others.

The Fund is called “No K1” because it is designed to operate differently than commodity-based exchange traded funds that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax document that contains information regarding a fund’s income and expenses. Schedule K-1 is a complex form and shareholders may find that preparing tax returns requires additional time or the assistance of a professional tax adviser, at additional expense to the shareholder. In contrast, the Fund is designed to be taxed like a conventional mutual fund and therefore will deliver a “Form 1099” to investors, from which income, gains, and losses can be entered onto the investor’s tax return. To deliver 1099s consistent with applicable tax law, the Fund currently expects to invest in an underlying subsidiary, as discussed below.

The Fund gains exposure to the commodity futures markets by investing in commodity futures contracts (“Commodity Futures”). Because the Fund may not invest directly in commodity futures, the Fund gains exposure to these investments by investing a portion of its assets in the GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser, and the Adviser complies with the provisions of the Investment Company Act of 1940 relating to advisory contracts. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity futures markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. The Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include the investment strategies and risks of the Subsidiary.

For the period June 30, 2019 through June 30, 2020 (the fiscal year end of the Fund), on a market price basis, the Fund returned -17.37%. On a net asset value (“NAV”) basis, the Fund returned -17.55%. During the same time period, the BCOM Benchmark returned –18.43%. Additionally, the BCOM Total Return Index returned -17.38%. The BCOM Total Return Index is similar to the BCOM Benchmark except that the BCOM Total Return Index performance includes the return that would be generated in a fully collateralized investment in the BCOM Benchmark. This combines the returns of the BCOM Benchmark with the returns on cash collateral invested in Treasury Bills. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM Benchmark is due to slight position differences between the BCOM Benchmark and the Fund as well as returns on collateral invested in Treasury Bills. The majority of the Fund’s underperformance on a NAV basis relative to the BCOM Total Return Index is a result of fees and operating expenses incurred by the fund.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

Positions that contributed most significantly to the Fund’s return were Gold (CME) and Silver (CME) futures contracts (combined portfolio weight of 17%). Positions that detracted most significantly from the Fund’s return included WTI Crude oil (CME), Brent Crude Oil (ICE), Natural Gas (CME), Gasoil (ICE), Gasoline (CME) and Heating Oil (CME) futures contracts (combined portfolio weight of 31%) and Corn (CME) and Lean Hogs (CME) futures contracts (combined portfolio weight 9%)

Percentage Weight* (% of Fund’s Net Assets as of June 30, 2020)
Asset Class	Fund Percentage Weight By Sector
Commodities
	Agriculture	35.5%
	Energy	23.4%
	Base Metals	22.5%
	Precious Metals	18.6%

*Based on notional value of futures contracts.

**Allocations are subject to change.

GROWTH OF $10,000 INVESTMENT

For the period May 19, 2017* to June 30, 2020

GROWTH OF $10,000 INVESTMENT

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
Bloomberg Commodity Index
$11,000
$10,400
$9,800
$9,200
$8,600
$8,000
$7,400
$8,073
$8,003
5/19/2017
6/30/2017
8/31/2017
10/31/2017
12/31/2017
2/28/2018
4/30/2018
6/30/2018
8/31/2018
10/31/2018
12/31/2018
2/28/2019
4/30/2019
6/30/2019
8/31/2019
10/31/2019
12/31/2019
2/29/2020
4/30/2020
6/30/2020

HISTORICAL PERFORMANCE

Total Return as of June 30, 2020

	1 Year	3 Year	Since Inception 5/19/2017*
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF NAV	-17.55%	-6.39%	-6.90%
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF Market Price**	-17.37%	-6.56%	-6.92%
Bloomberg Commodity Total Return Index	-17.38%	-6.13%	-6.85%

Total Annual Fund Operating Expenses were 0.25%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund’s most recent month end performance, please call 1(844) 476-8747 or visit www.graniteshares.com.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
-	Bloomberg Commodity Index - is a broad-based index providing exposure to commodities as an asset class, with no single commodity or commodity sector dominating the index. Currently, the BCOM Benchmark consists of 23 commodities futures contracts with respect to 21 commodities: aluminum, coffee, copper, corn, cotton, crude oil (WTI and Brent), gold, ULS Diesel, lean hogs, live cattle, low sulfur gasoil, natural gas, nickel, silver, soybean meal, soybean oil, soybeans, sugar, unleaded gas, wheat (Chicago and KC HRW), and zinc. The BCOM Benchmark reflects the return from these commodity futures contracts.
-	An investor cannot invest directly in an unmanaged index. Indexes do not reflect fees and/or expenses.
-	Investing involves market risk, including the potential loss of principal. Investing in commodities is speculative, can be extremely volatile and may not be suitable for all investors. Derivatives may be more sensitive to changes in market conditions and may amplify risks. There are no assurances that the investment objective and strategies of the funds will be achieved. You could lose money by investing in the exchange-traded funds. Past performance does not guarantee future performance results.

5

GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

GraniteShares HIPS US High Income ETF (HIPS)

The GraniteShares HIPS US High Income ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the TFMS HIPS Index (the “Index”).

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Index. The rules-based Index measures the performance of up to 60 high income U.S.-listed securities that typically have “pass-through” structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. This “high income, pass-through” strategy is known as HIPS.

The Index

The Index is constructed to capture up to 60 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds (“CEFs”), (ii) real estate investment trusts (“REITS”), (iii) asset management and business development companies (“BDCs”), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are expected to primarily be structured as master limited partnerships (“MLPs”).

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 15 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Finally, the Index adjusts the weights of each sector to minimize the Index volatility and maximize the Index return, as measured over a prescribed time period, subject to a minimum sector weight of 15% and a maximum MLP sector weight of 25%. The Index may include small-, mid-, and large-capitalization companies meeting the screening criteria. The Index is reconstituted annually and rebalanced only if the MLP sector weight exceeds 25% at the end of a quarter.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index, but may, when the adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics are expected to closely resemble the risk, return and other characteristics of the Index as a whole.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. GraniteShares Advisors LLC (“GraniteShares” or the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

For the period June 30, 2019 through June 30, 2020 (the fiscal year end of the Fund), on a market price basis, the Fund returned -23.69%, on a total return basis. On a net asset value (“NAV”) basis, the Fund returned -23.20%, on a total return basis. During the same time period, the TFMS HIPS Total Return Index returned -22.79%. The TFMS HIPS Total Return Index is similar to the TFMS HIPS Index except that the TFMS HIPS Total Return Index performance includes the return that would be generated if all distributions from securities comprising the TFMS HIPS Index were reinvested in the TFMS HIPS Index. The majority of the Fund’s underperformance on a NAV basis relative to the TFMS HIPS Index Total Return Index is a result of fees and operating expenses incurred by the Fund and the Fund’s cash position.

Positions that detracted most significantly from the Fund’s return included MLPs (portfolio weight 18%), REITs (portfolio weight of 32%), and Asset Managers and BDCs (portfolio weight 25%).

Percentage Weight (% of Fund’s Net Assets as of June 30, 2020)
Sector	Fund Percentage Weight By Sector*
Asset Mgmt Cos and BDCs	28.8%
Closed End Funds	39.6%
REITs	17.8%
MLPS	12.6%
Cash	1.2%

*Allocations are subject to change.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

GROWTH OF $10,000 INVESTMENT

For the period January 6, 2015* to June 30, 2020

HISTORICAL PERFORMANCE

Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 1/6/2015*
GraniteShares HIPS US High Income ETF NAV	-23.20%	-5.99%	-1.15%	-1.88%
GraniteShares HIPS US High Income ETF Market Price**	-23.69%	-6.27%	-1.27%	-1.95%
TFMS HIPS Total Return Index	-22.79%	-5.43%	-0.55%	-1.42%

Total Annual Fund Operating Expenses were 1.27%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund’s most recent month end performance, please call 1(844) 476-8747 or visit www.graniteshares.com.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
-	Dow Jones U.S. Mortgage REIT Total Return Index - is an index comprised of REITs that hold real estate mortgages.
-	S&P BDC Total Return Index - is an index designed to track leading business development companies that trade on major U.S. exchanges.
-	Alerian MLP Total Return Index - is a cap-weighted index, whose constituents represent approximately 85% the total market capitalization of energy MLPs.
-	FT TaxCEFT Index - the First Trust Taxable Fixed Income Closed Fund Total Return Index is a cap weighted index designed to provide a broad representation of the taxable fixed income closed-end fund universe.
-	An investor cannot invest directly in an unmanaged index. Indexes do not reflect fees and/or expenses.
-

Investing involves market risk, including the potential loss of principal. There are no assurances that the investment objective and strategies of the fund will be achieved. You could lose money by investing in the exchange-traded fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility.  An investment in the Fund does not receive the same tax advantages as a direct investment in a Pass-Thru Security.. The potential tax benefits from investing in Pass-Thru Securities depend on them being treated as partnerships for federal income tax purposes.

-	The Fund is not a diversified investment, it may be more volatile than other investments.

GraniteShares XOUT U.S. Large Cap ETF (XOUT)

The GraniteShares XOUT U.S. Large Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the XOUT U.S. Large Cap Index (the “Index”)

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active management, which may involve buying and selling securities based upon analysis of economic and market factors. Rather, the Adviser employs a “passive management” – or indexing – investment approach to seek to achieve the Fund’s investment objective.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

The Index

The Index utilizes a proprietary, quantitative methodology developed by XOUT Capital, LLC (the “Index Provider”), designed to identify companies that have a risk of being disrupted and as a result could underperform their relevant sector. The companies identified are then excluded from the Index selection. In order to identify the companies to be excluded, each eligible company receives a score, the XOUT Score, based on the following 7 quantitative factors:

- Revenue growth

- Hiring growth

- Capital deployment

- Share repurchases

- Profitability and deposit growth (for banks)

- Earning sentiment

- Management performance

Each quantitative factor receives a quintile score from 1 to 5, 5 being the best. The quintile scores are weighted to achieve an aggregate quintile score for each company. Companies scoring below the median quintile are excluded from the index selection.

The Index is market capitalization weighted and reconstituted on a quarterly basis.

The index universe is composed of the 500 largest (by market capitalization) publicly traded companies listed on a US national securities exchange and headquartered in the United States with:

- a free-float percentage equal to or exceeding 50% of total shares outstanding,

- a share price less than $10,000 per share (USD),

- positive earnings per share for each quarter over the last trailing 12-month period for companies below median in market capitalization.

- minimum market capitalization of $5 billion at time of index reconstitution, and

- minimum liquidity of a quarter million shares average volume traded over the last six-month period.

Initial public offerings become eligible for inclusion in the Index six months after trading.

The Fund’s Investment Strategy

The Fund generally will use a “replication” strategy to seek to achieve its investment objective, meaning it generally will invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. Some examples include if and when a stock becomes illiquid and is therefore difficult to trade, the price of a stock becomes extremely high or a stock is subject to a market disruption event. In these circumstances, the Fund may use a “representative sampling” strategy, meaning it may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics as the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

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GraniteShares ETF Trust

Management Discussion of Fund Performance (Unaudited) (continued)

For the period October 4, 2019 through June 30, 2020 (the fiscal year end of the Fund), on a market price basis, the Fund returned 15.10%, on a total return basis. On a net asset value (“NAV”) basis, the Fund returned 15.78%, on a total return basis. During the same time period, the XOUT U.S. Large Cap Total Return Index returned 16.35%. The XOUT U.S. Large Cap Index is similar to the XOUT U.S. Large Cap Index except that the XOUT U.S Large Cap Total Return Index performance includes the return that would be generated if all distributions from securities comprising the XOUT U.S. Large Cap Index were reinvested in the XOUT U.S. Large Cap Index. The majority of the Fund’s underperformance on a NAV basis relative to the XOUT U.S. Large Cap Index Total Return Index is a result of fees and operating expenses incurred by the fund.

Sectors that contributed most significantly to the Fund’s return included the information technology, health care, communication services and consumer discretionary sectors (combined portfolio weight of 84%). Sectors that detracted most significantly from the Fund’s return included the energy, financial, real estate and utilities sectors (combined portfolio weight of 5%)

Percentage Weight (% of Fund’s Net Assets as of June 30, 2020)
Sector	Fund Percentage Weight By Sector*
Information Technology	37.0%
Health Care	20.6%
Consumer Discretionary	13.4%
Communication Services	13.3%
Consumer Staples	5.4%
Industrials	4.6%
Financials	3.1%
Real Estate	1.2%
Materials	0.7%
Energy	0.3%
Utilities	0.2%
S&P 500	0.1%
Cash	0.1%

*Allocations are subject to change.

GROWTH OF $10,000 INVESTMENT

For the period October 4, 2019* to June 30, 2020

GROWTH OF $10,000 INVESTMENT

Amount
XOUT U.S. Large Cap TR Index
$11,700
$11,300
$10,900
$10,500
$10,100
$9,700
$9,300
$11,635
$11,578
10/4/2019
10/31/2019
11/30/2019
12/31/2019
1/31/2020
2/29/2020
3/31/2020
4/30/2020
5/31/2020
6/30/2020

Insert Plot points from 3.1 “XOUT” tab

HISTORICAL PERFORMANCE

Total Return as of June 30, 2020

Since Inception 10/4/2019*
GraniteShares XOUT U.S. Large Cap ETF NAV	15.78%
GraniteShares XOUT U.S. Large Cap ETF Market Price**	15.10%
XOUT U.S. Large Cap Total Return Index	16.35%

Total Annual Fund Operating Expenses were 0.60%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fund’s most recent month end performance, please call 1(844) 476-8747.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
-	The Fund is passively-managed and attempts to mirror the composition and performance of the Index. The Fund’s returns may diverge from that of the Index due to costs and expenses incurred by the Fund or its holdings may deviate from a precise correlation with the Index. The Index uses proprietary methodology to exclude certain securities and there can be no assurance this will result in positive performance. The Fund may concentrate its investments to the same extent as the index and it may be exposed to the risk of loss from adverse developments facing those industries.

9

Shareholder Expense Example (Unaudited)

June 30, 2020

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The expense examples are based on an investment of $1,000 invested at January 1, 2020 and held for the entire period ended June 30, 2020.

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Annualized Expense Ratio for the Period	Expenses Paid During the Period(1)
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
Actual	$1,000.00	$805.30	0.25%	$1.12
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26

GraniteShares HIPS US High Income ETF
Actual	$1,000.00	$735.90	0.70%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52

GraniteShares XOUT U.S. Large Cap ETF
Actual	$1,000.00	$1,040.00	0.60%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	0.60%	$3.02

(1)Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six month period).

See accompanying notes to consolidated financial statements.

10

GraniteShares ETF Trust

Consolidated Schedule of Investments

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

June 30, 2020

Investments	Principal	Value
UNITED STATES TREASURY OBLIGATIONS – 91.8%(a)
U.S. Treasury Bill, 0.07%, 07/02/20	$2,000,000	$1,999,995
U.S. Treasury Bill, 0.10%, 07/07/20	2,500,000	2,499,955
U.S. Treasury Bill, 0.17%, 07/14/20(b)	2,500,000	2,499,910
U.S. Treasury Bill, 0.75%, 07/16/20(b)	700,000	699,966
U.S. Treasury Bill, 0.13%, 07/21/20	2,000,000	1,999,880
U.S. Treasury Bill, 0.17%, 07/23/20(b)	1,000,000	999,931
U.S. Treasury Bill, 0.17%, 07/28/20	2,500,000	2,499,770
U.S. Treasury Bill, 1.52%, 07/30/20	20,000	19,998
U.S. Treasury Bill, 0.10%, 08/04/20	1,000,000	999,882
U.S. Treasury Bill, 0.54%, 08/06/20(b)	1,530,000	1,529,832
U.S. Treasury Bill, 0.09%, 08/11/20	1,970,000	1,969,731
U.S. Treasury Bill, 0.10%, 08/13/20	1,000,000	999,851
U.S. Treasury Bill, 0.12%, 08/20/20	2,000,000	1,999,667
U.S. Treasury Bill, 0.11%, 08/25/20	1,000,000	999,801
U.S. Treasury Bill, 0.15%, 09/03/20	2,200,000	2,199,482
U.S. Treasury Bill, 0.17%, 09/15/20(b)	1,600,000	1,599,561
U.S. Treasury Bill, 0.17%, 09/24/20	3,000,000	2,999,044
U.S. Treasury Bill, 0.15%, 10/27/20	1,300,000	1,299,446
U.S. Treasury Bill, 0.16%, 11/05/20	1,500,000	1,499,206
U.S. Treasury Bill, 0.17%, 11/17/20(b)	500,000	499,681
U.S. Treasury Bill, 0.17%, 12/03/20	4,900,000	4,896,941
Total United States Treasury Obligations (Cost $36,709,683)		36,711,530

Total Investments – 91.8% (Cost $36,709,683)		36,711,530

Other Assets in Excess of Liabilities – 8.2%		3,281,794
Net Assets – 100.0%		$39,993,324

(a)	Represents zero coupon bonds. Rates shown reflects the effective yield.
(b)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 2.

See accompanying notes to consolidated financial statements.

11

GraniteShares ETF Trust

Consolidated Schedule of Investments

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (continued)

June 30, 2020

At June 30, 2020, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
Brent Crude(a)	48	7/31/2020	Long	$1,980,960	$291,290	$–
Coffee ‘C’(a)	27	9/18/2020	Long	1,022,625	19,106	–
Copper(a)	46	9/28/2020	Long	3,137,775	126,950	–
Corn(a)	140	9/14/2020	Long	2,390,500	50,200	–
Cotton No. 2(a)	20	12/08/2020	Long	608,800	8,150	–
Crude Oil(a)	59	8/20/2020	Long	2,321,060	387,050	–
Gasoline RBOB(a)	14	8/31/2020	Long	698,191	–	(3,973)
Gold 100 OZ(a)	40	8/27/2020	Long	7,202,000	296,730	–
KC Hard Red Winter Wheat(a)	29	9/14/2020	Long	637,637	–	(34,830)
Lean Hogs(a)	30	8/14/2020	Long	588,300	–	(86,420)
Live Cattle(a)	37	8/31/2020	Long	1,424,870	–	(22,635)
LME Nickel(a)	20	7/13/2020	Long	1,531,440	109,033	–
LME Nickel(a)	(20)	7/13/2020	Short	(1,531,440)	–	(7,837)
LME Nickel(a)	21	9/14/2020	Long	1,612,926	–	(17,838)
LME Nickel(a)	(6)	9/14/2020	Short	(460,836)	–	(491)
LME Primary Aluminum(a)	60	7/13/2020	Long	2,390,625	163,906	–
LME Primary Aluminum(a)	(60)	7/13/2020	Short	(2,390,625)	–	(42,319)
LME Primary Aluminum(a)	60	9/14/2020	Long	2,424,000	11,594	–
LME Primary Aluminum(a)	(16)	9/14/2020	Short	(646,400)	–	(14,692)
LME Zinc(a)	37	7/13/2020	Long	1,885,381	85,031	–
LME Zinc(a)	(37)	7/13/2020	Short	(1,885,381)	–	(28,556)
LME Zinc(a)	(10)	9/14/2020	Short	(511,500)	–	(15,725)
LME Zinc(a)	37	9/14/2020	Long	1,892,550	15,856	–
Low Sulphur Gasoil(a)	20	9/10/2020	Long	718,000	16,625	–
Natural Gas(a)	171	8/27/2020	Long	3,059,190	–	(251,170)
NY Harbour ULSD(a)	11	8/31/2020	Long	556,063	6,926	–
Silver(a)	19	9/28/2020	Long	1,770,515	58,055	–
Soybean(a)	55	11/13/2020	Long	2,426,188	14,363	–
Soybean Meal(a)	51	12/14/2020	Long	1,509,090	–	(12,380)
Soybean Oil(a)	64	12/14/2020	Long	1,106,304	–	(1,932)
Sugar #11(a)	92	9/30/2020	Long	1,232,358	–	(21,930)
Wheat (CBD)(a)	51	9/14/2020	Long	1,253,963	–	(49,050)
Total Futures Contracts					$1,660,865	$(611,778)
Net Unrealized Appreciation (Depreciation)					$1,049,087

(a)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 2.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
United States Treasury Obligations	$36,711,530	$–	$–	$36,711,530
Other Investments
Futures	1,660,865	–	–	1,660,865
Total	$38,372,395	$–	$–	$38,372,395
Liability Valuation Inputs
Other Investments
Futures	$611,778	$–	$–	$611,778

As of June 30, 2020, there were no Level 3 investments held in the Fund.

See accompanying notes to consolidated financial statements.

12

GraniteShares ETF Trust

Consolidated Statement of Assets and Liabilities

June 30, 2020

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
Assets:
Investments at cost	$36,709,683
Investments at value	$36,711,530
Cash	697,092
Unrealized appreciation on open futures contracts	1,660,865
Due from broker	1,544,718
Total Assets	40,614,205
Liabilities:
Advisory fees payable	9,103
Unrealized depreciation on open future contracts	611,778
Total Liabilities	620,881
Net Assets	$39,993,324

Net Assets Consist of:
Paid-in capital	$38,725,012
Distributable earnings/accumulated (loss)	1,268,312
Net Assets	$39,993,324

Shares Outstanding	2,052,000
Net Asset Value per share:	$19.49

See accompanying notes to consolidated financial statements.

13

GraniteShares ETF Trust

Consolidated Statement of Operations

June 30, 2020

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
Year Ended June 30, 2020
Investment Income:
Interest	$980,831
Total Investment Income	980,831
Expenses:
Advisory fees	152,480
Tax fees	57
Total Expenses	152,537
Net Investment Income	828,294
Net Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	20,671
Futures contracts	(16,639,005)
Net realized loss	(16,618,334)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,795)
Future contracts	26,463
Net change in unrealized appreciation	12,668
Net Realized and Unrealized Loss	(16,605,666)
Net Decrease in Net Assets Resulting from Operations	$(15,777,372)

See accompanying notes to consolidated financial statements.

14

GraniteShares ETF Trust

Consolidated Statements of Changes in Net Assets

June 30, 2020

	GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
	Year Ended June 30,
	2020	2019
Operations:
Net investment income	$828,294	$1,033,230
Net realized loss	(16,618,334)	(5,845,353)
Net change in unrealized gain	12,668	1,757,514
Net Decrease in Net Assets Resulting from Operations	(15,777,372)	(3,054,609)

Distributions to shareholders	(968,910)	(499,719)

From share transactions:
Proceeds from sales of shares	63,573,411	43,080,362
Cost of shares redeemed	(74,049,919)	(2,361,563)
Net increase (decrease) in net assets resulting from share transactions	(10,476,508)	40,718,799
Total Increase (Decrease) in net assets	(27,222,790)	37,164,471

Net Assets:
Beginning of year	67,216,114	30,051,643
End of year	$39,993,324	$67,216,114

Changes in Shares Outstanding:
Shares outstanding, beginning of year	2,802,000	1,152,000
Shares sold	3,050,000	1,750,000
Shares redeemed	(3,800,000)	(100,000)
Shares outstanding, end of year	2,052,000	2,802,000

See accompanying notes to consolidated financial statements.

15

GraniteShares ETF Trust

Consolidated Financial Highlights

	Year Ended June 30,					For the Period May 19, 2017(a) to
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	2020	2019		2018		June 30, 2017
Operating Performance:
Net asset value, beginning of year/period	$23.99	$26.09		$24.39		$25.00
Net investment income(b)	0.30	0.48		0.32		0.01
Net realized and unrealized gain (loss)(c)	(4.44)	(2.36)		1.43		(0.62)
Total gain (loss) from investment operations	(4.14)	(1.88)		1.75		(0.61)
Less distributions from:
Net investment income	(0.36)	(0.22)		(0.05)		—
Net asset value, end of year/period	$19.49	$23.99		$26.09		$24.39
Total Return	(17.55)%	(7.16	)%(d)	7.19	%(d)	(2.46	)%(d)(e)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year/period (in 000’s)	$39,993	$67,216		$30,052		$2,487
Ratio of net investment income to average net assets	1.36%	1.99%		1.21%		0.49	%(f)
Ratio of operating expenses before waivers/reimbursements	0.25%	0.26%		0.52%		1.85	%(f)
Ratio of net operating expenses net of waivers/reimbursements	0.25%	0.25%		0.27%		0.30	%(f)
Portfolio turnover rate	—%	—%		—%		—%

(a)	Commencement of operations.
(b)	Per share data is calculated using the average daily shares outstanding method.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains (losses) presented in the Consolidated Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	Total return would have been lower if certain fund expenses had not been reimbursed by the Advisor.
(e)	Not annualized
(f)	Annualized.

See accompanying notes to consolidated financial statements.

16

Notes to Consolidated Financial Statements

June 30, 2020

1. ORGANIZATION

The GraniteShares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on November 7, 2016. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is an open-end management investment company currently consisting of three investment series. GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the “Fund”) commenced operations on May 19, 2017 and is a non-diversified series. The remaining Funds in the Trust are presented separately.

2. CONSOLIDATED SUBSIDIARY

The Fund invests in certain commodity-related investments through GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary (the “Subsidiary”).

The following table reflects the net assets of the Subsidiary as a percentage of the Fund’s net assets at June 30, 2020:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund’s Net Assets
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	GraniteShares BCOM Cayman Limited	$8,774,957	21.9%

3. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund follows the accounting and reporting guidance in the Accounting Standards Codifications 946, “Financial Services—Investment Companies” issued by the U.S. Financial Accounting Standards Board.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as each Fund is informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividend Distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distribute all or substantially all of their net investment income to shareholders in the form of dividends.

Futures contracts: The Fund, through its Subsidiary, invests in a combination of exchange-listed commodity futures contracts in the normal course of pursuing its investment objectives. A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund and variation margin receivable or payable. Payments received or paid by the Fund adjusts the variation margin account. When a contract is closed, the Fund records a realized gain or loss.

Futures contracts may be highly volatile. Price movements may be sudden and extreme, and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.

Open futures contracts at June 30, 2020 are listed in the Consolidated Schedule of Investments. As of June 30, 2020, the balance of margin receivable from the broker to the Fund was $1,544,718 as presented on the Consolidated Statement of Assets and Liabilities as due from broker. At June 30, 2020 the Fund had a variation margin receivable from broker of $2,593,805. The variation margin payable/receivable is represented by the difference between the balance of margin receivable from the broker and the unrealized appreciation/depreciation on open futures contracts as of June 30, 2020.

4. SECURITIES VALUATION

Investment Valuation: The Fund calculates its net asset value (“NAV”) each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”).

17

Notes to Consolidated Financial Statements (continued)

June 30, 2020

If a market quotation is not readily available or is deemed not to reflect market value, the Adviser determines the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board of Trustees (the “Board”). In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s NAV is calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Fixed income instruments are valued based on prices received from pricing services. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments.

Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of the last bid and asked prices, if available, and otherwise at the closing bid price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre- established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of each Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

5. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value the Fund’s investments at June 30, 2020, is disclosed at the end of the Fund’s Consolidated Schedule of Investments.

6. ADVISORY AND OTHER AGREEMENTS

GraniteShares Advisors LLC (the “Adviser”), the investment adviser to the Fund, is a Delaware limited Liability Company located at 205 Hudson Street, 7th Floor, New York, NY 10013. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Fund with overall responsibility for the portfolio management of the Fund, subject to the supervision of the Board of Trustees (the “Board”) of the Trust.

For its services, the Adviser receives a fee that is equal to 0.25% per annum of the average daily net assets of the Fund calculated daily and paid monthly. Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

18

Notes to Consolidated Financial Statements (continued)

June 30, 2020

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Independent Trustees; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature; (vii) any fees and expenses related to the provision of securities lending services; and (viii) the advisory fee payable to the Adviser under the Advisory Agreement.

This contractual arrangement may only be changed or eliminated by or with the consent of the Fund’s Board of Trustees.

During the year ended June 30, 2020, the Fund received no reimbursement payments from the Adviser.

The Adviser is the only related party involved with the operations of the Fund.

Administrator, Custodian, Accounting Agent and Transfer Agent Services: The Bank of New York Mellon serves as the Fund’s Administrator, Custodian, Accounting Agent and Transfer Agent (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) pursuant to the Fund’s Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution and Service Fees: Foreside Fund Services, LLC. (“Distributor”) serves as the Fund’s distributor. The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to a maximum annual rate of 0.25% of its average net assets in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No distribution fees are currently charged to the Fund; there are no plans to impose these fees.

Share Transactions

The Fund issues and redeems shares at NAV only with certain authorized participants in large increments known as Creation Units. A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. The Fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

7. INVESTMENT TRANSACTIONS

There were no cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended June 30, 2020.

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Fund has adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective.

The following is the location and fair values of the Fund’s derivative investments disclosed, if any, in the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020:

Fund	Asset Derivatives:	Commodity Risk
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	Unrealized appreciation on futures contracts	$1,660,865

Fund	Liability Derivatives:	Commodity Risk
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	Unrealized depreciation on futures contracts	$611,778

19

Notes to Consolidated Financial Statements (continued)

June 30, 2020

The following is the location and the effect of derivative investments, if any, on the Fund’s Consolidated Statement of Operations, categorized by primary market risk exposure during the year ended June 30, 2020:

Fund	Realized Gain (Loss)	Commodity Risk
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	Futures contracts	$(16,639,005)

Fund	Change in Unrealized Gain (Loss):	Commodity Risk
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	Futures contracts	$26,463

The following is a summary of the average volume derivative activity for the year ended June 30, 2020:

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
Futures contracts:
Average notional value of contracts	$65,468,988

For the purpose of this calculation, the absolute value of quarterly outstanding notional amounts were used.

9. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a ‘‘regulated investment company’’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$36,709,837	$1,855	$(162)	$1,693

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to investments in pass through entities.

At June 30, 2020, the components of undistributed or accumulated earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Capital and Other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$217,532	$-	$1,050,780	$1,268,312

20

Notes to Consolidated Financial Statements (continued)

June 30, 2020

At June 30, 2020, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets were as follows:

Fund	Total distributable earnings/ (accumulated Loss)	Paid-In Capital
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	$16,476,731	$(16,476,731)

10. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Management expects this risk of loss to be remote.

11. PRINCIPAL RISKS

The Fund is “non-diversified,” meaning that a relatively high percentage of their assets may be invested in a limited number of issuers of securities.

In the normal course of business, the Fund makes investments in financial instruments where the risk of potential loss exists due to changes in the market. The following is a description of select risks of investing in the Fund.

Commodity Futures: The Fund expects to gain exposure to the commodity futures markets initially by investing in Commodity Futures through the Subsidiary. A Commodity Futures contract is a standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of underlying commodity at a specified time and place or, alternatively, may call for cash settlement.

Commodity-linked derivative instruments: Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked instrument is a financial instrument whose value is linked to the movement of a commodity, commodity index, or commodity futures contract. The value of commodity-linked instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Fixed Income Securities: The Fund will invest in Fixed Income Securities. The Fixed Income Securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances, commercial paper and other short-term fixed income securities with maturities of up to two years. The Fund’s Fixed Income Securities earn interest income for the Fund and can be used as collateral (also referred to as “margin”) for the Fund’s investments in Commodity Futures. The Fund does not target a specific duration or maturity for the debt securities in which it invests. The average duration of the portfolio of Fixed Income Securities will vary based on interest rates.

The Fund’s prospectus contains additional information regarding risks associated with investments in the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Directors of GraniteShares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the “Fund”), a series of GraniteShares ETF Trust (the “Trust”), including the consolidated schedule of investments, as of June 30, 2020, and the related consolidated statement of operations, the consolidated statement of changes and the consolidated financial highlights for the year then ended, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The consolidated statement of changes in net assets for the year ended June 30, 2019 and the consolidated financial highlights for each of the two years in the period ended June 30, 2019 and for the period May 19, 2017 to June 30, 2017 were audited by other independent registered public accountants whose report, dated August 26, 2019, expressed an unqualified opinion on those consolidated financial statements and those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more GraniteShares LLC investment companies since 2019.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania

August 26, 2020

22

GraniteShares ETF Trust

Schedule of Investments

GraniteShares HIPS US High Income ETF

June 30, 2020

Investments	Shares	Value
COMMON STOCKS – 59.2%
Capital Markets – 28.8%(a)
Apollo Investment Corp.	9,806	$93,843
Ares Capital Corp.	9,302	134,414
Bain Capital Specialty Finance, Inc.	8,584	95,111
Barings BDC, Inc.	16,638	132,106
BlackRock TCP Capital Corp.	12,224	111,727
Cohen & Steers, Inc.	2,759	187,750
FS KKR Capital Corp.	7,052	98,728
Golub Capital BDC, Inc.	9,438	109,952
Hercules Capital, Inc.	12,223	127,975
Main Street Capital Corp.	3,968	123,524
New Mountain Finance Corp.	12,527	116,376
Oaktree Specialty Lending Corp.	31,293	139,880
Prospect Capital Corp.	26,199	133,877
Sixth Street Specialty Lending, Inc.	8,024	132,316
Solar Capital Ltd.	8,326	133,299
Total Capital Markets		1,870,878
Energy Equipment & Services – 0.9%
USA Compression Partners LP(b)	5,336	57,949
Equity Real Estate Investment Trust (REIT) – 1.4%
Apple Hospitality REIT, Inc.	9,182	88,698
Mortgage Real Estate Investment Trust (REIT) – 16.4%
AGNC Investment Corp.	8,343	107,625
Annaly Capital Management, Inc.	15,442	101,299
Apollo Commercial Real Estate Finance, Inc.	7,887	77,371
ARMOUR Residential REIT, Inc.	8,394	78,820
Chimera Investment Corp.	7,009	67,356
Granite Point Mortgage Trust, Inc.	7,943	57,031
Invesco Mortgage Capital, Inc.	9,450	35,343
KKR Real Estate Finance Trust, Inc.	7,158	118,680
MFA Financial, Inc.	18,842	46,917
PennyMac Mortgage Investment Trust	6,524	114,366
Redwood Trust, Inc.	8,954	62,678
Starwood Property Trust, Inc.	5,899	88,249
TPG RE Finance Trust, Inc.	7,175	61,705
Two Harbors Investment Corp.	9,887	49,830
Total Mortgage Real Estate Investment Trust (REIT)		1,067,270
Oil, Gas & Consumable Fuels – 11.7%
Black Stone Minerals LP(b)	7,251	47,131
BP Midstream Partners LP(b)	5,964	68,407
CNX Midstream Partners LP(b)	5,789	38,497
Crestwood Equity Partners LP(b)	2,926	38,360
Energy Transfer LP(b)	7,072	50,353
Holly Energy Partners LP(b)	4,064	59,294
MPLX LP(b)	3,577	61,811
NuStar Energy LP(b)	3,521	50,280

See accompanying notes to financial statements.

23

GraniteShares ETF Trust

Schedule of Investments

GraniteShares HIPS US High Income ETF (Continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
PBF Logistics LP(b)	4,442	$43,309
Plains All American Pipeline LP(b)	4,886	43,192
SFL Corp. Ltd. (Norway)	6,294	58,471
Shell Midstream Partners LP(b)	4,574	56,123
Sunoco LP(b)	2,996	68,399
Williams Cos., Inc. (The)	3,860	73,417
Total Oil, Gas & Consumable Fuels		757,044
Total Common Stocks
(Cost $5,643,810)		3,841,839
INVESTMENT COMPANIES – 39.6%
Aberdeen Global Premier Properties Fund	31,252	145,634
Aberdeen Total Dynamic Dividend Fund	22,810	175,637
Advent Convertible and Income Fund	13,173	172,303
BlackRock Enhanced Global Dividend Trust	18,543	174,675
BlackRock Enhanced International Dividend Trust	35,083	180,327
BlackRock Resources & Commodities Strategy Trust	25,692	157,492
Clough Global Opportunities Fund	21,196	184,617
Nuveen Floating Rate Income Fund	20,493	161,895
Nuveen Floating Rate Income Opportunity Fund	20,743	162,832
Tri-Continental Corp.	7,183	177,492
Voya Global Equity Dividend and Premium Opportunity Fund	32,237	155,705
Voya Infrastructure Industrials and Materials Fund	17,290	155,956
Western Asset Global High Income Fund, Inc.	20,514	189,754
Western Asset High Income Fund II, Inc.	30,562	189,484
Western Asset High Income Opportunity Fund, Inc.	40,795	188,473
Total Investment Companies
(Cost $2,930,279)		2,572,276
MONEY MARKET FUND – 0.6%
BlackRock Treasury Trust, Institutional Class, 0.11%(c)
(Cost $38,731)	38,731	38,731
Total Investments – 99.4%
(Cost $8,612,820)		6,452,846
Other Assets in Excess of Liabilities – 0.6%		37,428
Net Assets – 100.0%		$6,490,274

(a)	To the extent the Fund invests more heavily in particular sectors of the economy its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Master Limited Partnership (“MLP”)
(c)	Rate shown reflects the 7-day yield as of June 30, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
Common Stocks	$3,841,839	$–	$–	$3,841,839
Investment Companies	2,572,276	–	–	2,572,276
Money Market Fund	38,731	–	–	38,731
Total	$6,452,846	$–	$–	$6,452,846

As of June 30, 2020, there were no Level 3 investments held in the Fund.

See accompanying notes to financial statements.

24

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF

June 30, 2020

Investments	Shares	Value
COMMON STOCKS – 99.8%
Aerospace & Defense – 1.5%
Boeing Co. (The)	1,115	$204,379
General Dynamics Corp.	526	78,616
Huntington Ingalls Industries, Inc.	67	11,691
Lockheed Martin Corp.	481	175,527
Total Aerospace & Defense		470,213
Air Freight & Logistics – 0.7%
CH Robinson Worldwide, Inc.	236	18,658
Expeditors International of Washington, Inc.	299	22,736
United Parcel Service, Inc., Class B	1,464	162,768
Total Air Freight & Logistics		204,162
Banks – 0.4%
US Bancorp	3,206	118,045
Beverages – 1.4%
Constellation Brands, Inc., Class A	337	58,958
Monster Beverage Corp.*	900	62,388
PepsiCo, Inc.	2,392	316,366
Total Beverages		437,712
Biotechnology – 3.6%
AbbVie, Inc.	3,007	295,227
Alexion Pharmaceuticals, Inc.*	378	42,427
Amgen, Inc.	968	228,312
Biogen, Inc.*	295	78,927
Gilead Sciences, Inc.	2,140	164,652
Incyte Corp.*	356	37,013
Regeneron Pharmaceuticals, Inc.*	189	117,870
Vertex Pharmaceuticals, Inc.*	434	125,995
Total Biotechnology		1,090,423
Building Products – 0.1%
Lennox International, Inc.	68	15,843
Masco Corp.	474	23,800
Total Building Products		39,643
Capital Markets – 1.6%
Ameriprise Financial, Inc.	247	37,060
Cboe Global Markets, Inc.	185	17,257
Charles Schwab Corp. (The)	2,336	78,817
CME Group, Inc.	633	102,888
FactSet Research Systems, Inc.	62	20,365
Intercontinental Exchange, Inc.	961	88,027
MarketAxess Holdings, Inc.	64	32,059
MSCI, Inc.	147	49,071
Nasdaq, Inc.	290	34,646
Northern Trust Corp.	391	31,022
Total Capital Markets		491,212

See accompanying notes to financial statements.

25

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Chemicals – 0.5%
CF Industries Holdings, Inc.	404	$11,369
FMC Corp.	236	23,510
International Flavors & Fragrances, Inc.	202	24,737
Sherwin-Williams Co. (The)	160	92,456
Total Chemicals		152,072
Commercial Services & Supplies – 0.3%
Cintas Corp.	190	50,608
Copart, Inc.*	433	36,056
Total Commercial Services & Supplies		86,664
Communications Equipment – 1.5%
Arista Networks, Inc.*	132	27,724
Ciena Corp.*	278	15,056
Cisco Systems, Inc.	7,393	344,810
F5 Networks, Inc.*	108	15,064
Juniper Networks, Inc.	565	12,916
Motorola Solutions, Inc.	307	43,020
Total Communications Equipment		458,590
Containers & Packaging – 0.2%
Avery Dennison Corp.	152	17,342
Ball Corp.	583	40,512
Total Containers & Packaging		57,854
Distributors – 0.2%
Genuine Parts Co.	247	21,479
LKQ Corp.*	586	15,353
Pool Corp.	69	18,759
Total Distributors		55,591
Electric Utilities – 0.2%
Eversource Energy	583	48,546
NRG Energy, Inc.	453	14,750
Total Electric Utilities		63,296
Electronic Equipment, Instruments & Components – 0.6%
CDW Corp.	252	29,277
Cognex Corp.	311	18,573
Keysight Technologies, Inc.*	316	31,846
TE Connectivity Ltd.	627	51,132
Trimble, Inc.*	461	19,911
Zebra Technologies Corp., Class A*	90	23,036
Total Electronic Equipment, Instruments & Components		173,775
Entertainment – 2.8%
Activision Blizzard, Inc.	1,219	92,522
Electronic Arts, Inc.*	465	61,403
Live Nation Entertainment, Inc.*	392	17,377
Netflix, Inc.*	651	296,231
Take-Two Interactive Software, Inc.*	187	26,100

26

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Entertainment (continued)
Walt Disney Co. (The)	3,236	$360,847
Total Entertainment		854,480
Equity Real Estate Investment Trust (REIT) – 1.1%
Crown Castle International Corp.	730	122,165
Equinix, Inc.	149	104,643
Realty Income Corp.	651	38,734
SBA Communications Corp.	193	57,499
UDR, Inc.	565	21,120
Total Equity Real Estate Investment Trust (REIT)		344,161
Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	719	218,008
Kroger Co. (The)	1,300	44,005
Sysco Corp.	943	51,544
Walgreens Boots Alliance, Inc.	1,531	64,899
Total Food & Staples Retailing		378,456
Food Products – 0.2%
Campbell Soup Co.	495	24,567
Kellogg Co.	588	38,843
Mondelez International, Inc., Class A	239	12,220
Total Food Products		75,630
Health Care Equipment & Supplies – 5.3%
Abbott Laboratories	2,756	251,981
ABIOMED, Inc.*	84	20,291
Align Technology, Inc.*	143	39,245
Baxter International, Inc.	877	75,510
Becton Dickinson and Co.	459	109,825
Boston Scientific Corp.*	2,555	89,706
Danaher Corp.	1,149	203,178
Edwards Lifesciences Corp.*	1,074	74,224
Hill-Rom Holdings, Inc.	121	13,283
Hologic, Inc.*	443	25,251
IDEXX Laboratories, Inc.*	147	48,534
Intuitive Surgical, Inc.*	201	114,536
Masimo Corp.*	86	19,607
Medtronic PLC	2,476	227,049
ResMed, Inc.	249	47,808
STERIS PLC	143	21,942
Stryker Corp.	686	123,610
Teleflex, Inc.	80	29,118
Varian Medical Systems, Inc.*	163	19,971
West Pharmaceutical Services, Inc.	120	27,260
Zimmer Biomet Holdings, Inc.	357	42,612
Total Health Care Equipment & Supplies		1,624,541
Health Care Providers & Services – 3.9%
AmerisourceBergen Corp.	357	35,975
Anthem, Inc.	396	104,140

27

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	505	$26,356
Centene Corp.*	969	61,580
Chemed Corp.	26	11,728
Cigna Corp.	609	114,279
CVS Health Corp.	2,247	145,987
DaVita, Inc.*	207	16,382
Encompass Health Corp.	172	10,652
HCA Healthcare, Inc.	583	56,586
Henry Schein, Inc.*	248	14,481
Humana, Inc.	224	86,856
McKesson Corp.	270	41,423
Molina Healthcare, Inc.*	101	17,976
UnitedHealth Group, Inc.	1,465	432,102
Universal Health Services, Inc., Class B	148	13,748
Total Health Care Providers & Services		1,190,251
Health Care Technology – 0.1%
Cerner Corp.	519	35,577
Hotels, Restaurants & Leisure – 0.5%
Carnival Corp.	1,299	21,330
Chipotle Mexican Grill, Inc.*	46	48,408
Domino’s Pizza, Inc.	65	24,014
Hilton Worldwide Holdings, Inc.	467	34,301
MGM Resorts International	858	14,414
Total Hotels, Restaurants & Leisure		142,467
Household Durables – 0.3%
DR Horton, Inc.	688	38,150
Garmin Ltd.	332	32,370
NVR, Inc.*	6	19,553
PulteGroup, Inc.	516	17,559
Total Household Durables		107,632
Household Products – 2.1%
Church & Dwight Co., Inc.	398	30,765
Clorox Co. (The)	205	44,971
Kimberly-Clark Corp.	563	79,580
Procter & Gamble Co. (The)	4,087	488,683
Total Household Products		643,999
Industrial Conglomerates – 0.0%**
Carlisle Cos., Inc.	99	11,847
Insurance – 1.1%
Allstate Corp. (The)	562	54,509
Arthur J Gallagher & Co.	338	32,952
Brown & Brown, Inc.	503	20,502
Marsh & McLennan Cos., Inc.	874	93,841
Progressive Corp. (The)	1,025	82,113

28

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Willis Towers Watson PLC	233	$45,889
Total Insurance		329,806
Interactive Media & Services – 9.6%
Alphabet, Inc., Class A*	1,155	1,637,848
Facebook, Inc., Class A*	4,950	1,123,997
IAC/InterActiveCorp*	131	42,365
Match Group, Inc.*	439	46,995
Snap, Inc., Class A*	2,586	60,745
Twitter, Inc.*	1,362	40,574
Total Interactive Media & Services		2,952,524
Internet & Direct Marketing Retail – 7.4%
Amazon.com, Inc.*	737	2,033,250
Booking Holdings, Inc.*	72	114,649
eBay, Inc.	1,283	67,293
Etsy, Inc.*	194	20,609
Expedia Group, Inc.	244	20,057
Total Internet & Direct Marketing Retail		2,255,858
IT Services – 5.7%
Akamai Technologies, Inc.*	265	28,379
Automatic Data Processing, Inc.	789	117,474
Broadridge Financial Solutions, Inc.	191	24,102
Cognizant Technology Solutions Corp., Class A	987	56,081
Fiserv, Inc.*	1,239	120,951
FleetCor Technologies, Inc.*	153	38,484
Gartner, Inc.*	151	18,321
Global Payments, Inc.	558	94,648
International Business Machines Corp.	1,637	197,701
Jack Henry & Associates, Inc.	140	25,764
Leidos Holdings, Inc.	251	23,511
Mastercard, Inc., Class A	1,923	568,631
Paychex, Inc.	632	47,874
PayPal Holdings, Inc.*	2,003	348,983
VeriSign, Inc.*	192	39,712
Total IT Services		1,750,616
Leisure Products – 0.1%
Hasbro, Inc.	252	18,887
Life Sciences Tools & Services – 1.6%
Agilent Technologies, Inc.	543	47,985
Bio-Techne Corp.	63	16,637
Illumina, Inc.*	248	91,847
IQVIA Holdings, Inc.*	348	49,374
Mettler-Toledo International, Inc.*	42	33,833
PerkinElmer, Inc.	189	18,539
Thermo Fisher Scientific, Inc.	665	240,956
Total Life Sciences Tools & Services		499,171

29

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Machinery – 0.9%
Caterpillar, Inc.	1,065	$134,723
Cummins, Inc.	273	47,300
Fortive Corp.	614	41,543
PACCAR, Inc.	612	45,808
Westinghouse Air Brake Technologies Corp.	362	20,840
Total Machinery		290,214
Media – 0.9%
Cable One, Inc.	8	14,199
Charter Communications, Inc., Class A*	438	223,397
Discovery, Inc., Class A*	1,209	25,510
Total Media		263,106
Multiline Retail – 0.7%
Dollar General Corp.	415	79,061
Dollar Tree, Inc.*	403	37,350
Target Corp.	845	101,341
Total Multiline Retail		217,752
Oil, Gas & Consumable Fuels – 0.3%
Cabot Oil & Gas Corp.	649	11,150
Occidental Petroleum Corp.	2,020	36,966
Valero Energy Corp.	799	46,997
Total Oil, Gas & Consumable Fuels		95,113
Personal Products – 0.4%
Estee Lauder Cos., Inc. (The), Class A	648	122,265
Pharmaceuticals – 6.2%
Bristol-Myers Squibb Co.	3,933	231,260
Eli Lilly and Co.	1,591	261,210
Johnson & Johnson	4,346	611,178
Merck & Co., Inc.	4,374	338,242
Perrigo Co. PLC	229	12,657
Pfizer, Inc.	9,655	315,719
Zoetis, Inc.	854	117,032
Total Pharmaceuticals		1,887,298
Professional Services – 0.3%
IHS Markit Ltd.	692	52,246
Verisk Analytics, Inc.	279	47,486
Total Professional Services		99,732
Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A*	614	27,765
Road & Rail – 0.5%
JB Hunt Transport Services, Inc.	182	21,902
Old Dominion Freight Line, Inc.	209	35,444
Uber Technologies, Inc.*	3,043	94,577
Total Road & Rail		151,923

30

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment – 6.5%
Analog Devices, Inc.	627	$76,895
Applied Materials, Inc.	1,557	94,121
Broadcom, Inc.	684	215,877
Intel Corp.	7,075	423,297
KLA Corp.	258	50,176
Lam Research Corp.	248	80,218
Maxim Integrated Products, Inc.	456	27,638
Microchip Technology, Inc.	402	42,335
Micron Technology, Inc.*	1,972	101,597
Monolithic Power Systems, Inc.	69	16,353
NVIDIA Corp.	962	365,473
Qorvo, Inc.*	192	21,222
QUALCOMM, Inc.	1,853	169,012
Skyworks Solutions, Inc.	277	35,417
Teradyne, Inc.	275	23,240
Texas Instruments, Inc.	1,608	204,168
Universal Display Corp.	82	12,269
Xilinx, Inc.	414	40,734
Total Semiconductors & Semiconductor Equipment		2,000,042
Software – 13.7%
Adobe, Inc.*	796	346,507
ANSYS, Inc.*	143	41,717
Autodesk, Inc.*	371	88,739
Cadence Design Systems, Inc.*	460	44,142
Citrix Systems, Inc.	205	30,322
Fair Isaac Corp.*	46	19,230
Fortinet, Inc.*	278	38,161
Intuit, Inc.	446	132,101
Microsoft Corp.	12,387	2,520,878
NortonLifeLock, Inc.	1,020	20,227
Oracle Corp.	5,438	300,558
PTC, Inc.*	188	14,625
salesforce.com, Inc.*	1,532	286,990
ServiceNow, Inc.*	319	129,214
Splunk, Inc.*	256	50,867
Synopsys, Inc.*	245	47,775
Tyler Technologies, Inc.*	65	22,547
Workday, Inc., Class A*	415	77,754
Total Software		4,212,354
Specialty Retail – 3.3%
AutoZone, Inc.*	41	46,253
Best Buy Co., Inc.	436	38,050
Home Depot, Inc. (The)	1,899	475,718
Lowe’s Cos., Inc.	1,378	186,195
O’Reilly Automotive, Inc.*	126	53,130
Ross Stores, Inc.	612	52,167
TJX Cos., Inc. (The)	2,226	112,547

31

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Tractor Supply Co.	188	$24,777
Ulta Beauty, Inc.*	97	19,732
Total Specialty Retail		1,008,569
Technology Hardware, Storage & Peripherals – 9.0%
Apple, Inc.	7,165	2,613,792
Hewlett Packard Enterprise Co.	2,461	23,945
HP, Inc.	2,624	45,736
NetApp, Inc.	401	17,792
Seagate Technology PLC	438	21,204
Western Digital Corp.	544	24,018
Total Technology Hardware, Storage & Peripherals		2,746,487
Textiles, Apparel & Luxury Goods – 1.0%
NIKE, Inc., Class B	2,734	268,068
VF Corp.	719	43,816
Total Textiles, Apparel & Luxury Goods		311,884
Trading Companies & Distributors – 0.2%
United Rentals, Inc.*	128	19,077
WW Grainger, Inc.	97	30,474
Total Trading Companies & Distributors		49,551
Total Common Stocks
(Cost $28,084,326)		30,599,210
INVESTMENT COMPANY – 0.1%
iShares Core S&P 500 ETF
(Cost $27,505)	96	29,730
MONEY MARKET FUND – 0.1%
BlackRock Treasury Trust, Institutional Class, 0.11%(a) (Cost $19,547)	19,547	19,547
Total Investments – 100.0%
(Cost $28,131,378)		30,648,487
Liabilities in Excess of Other Assets – (0.0)%		(1,785)
Net Assets – 100.0%		$30,646,702

32

GraniteShares ETF Trust

Schedule of Investments

GraniteShares XOUT U.S. Large Cap ETF (continued)

June 30, 2020

*	Non-income producing security.
**	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2020.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
Common Stocks	$30,599,210	$–	$–	$30,599,210
Investment Company	29,730	–	–	29,730
Money Market Fund	19,547	–	–	19,547
Total	$30,648,487	$–	$–	$30,648,487

As of June 30, 2020, there were no Level 3 investments held in the Fund.

See accompanying notes to financial statements.

33

GraniteShares ETF Trust

Statements of Assets and Liabilities

June 30, 2020

	GraniteShares HIPS US High Income ETF	GraniteShares XOUT U.S. Large Cap ETF
Assets:
Investments at cost	$8,612,820	$28,131,378
Investments at value	$6,452,846	$30,648,487
Cash	—	183
Dividends and interest receivable	47,804	11,921
Total Assets	6,500,650	30,660,591
Liabilities:
Payable to custodian	6,552	—
Advisory fees payable	3,824	13,889
Total Liabilities	10,376	13,889
Net Assets	$6,490,274	$30,646,702

Net Assets Consist of:
Paid-in capital	$9,223,967	$28,909,836
Distributable earnings/accumulated (loss)	(2,733,693)	1,736,866
Net Assets	$6,490,274	$30,646,702

Shares Outstanding	550,000	1,050,000
Net Asset Value per share:	$11.80	$29.19

See accompanying notes to financial statements.

34

GraniteShares ETF Trust

Statements of Operations

	GraniteShares HIPS US High Income ETF	GraniteShares XOUT U.S. Large Cap ETF
	Year Ended June 30, 2020	For the Period from October 4, 2019(a) to June 30, 2020
Investment Income:
Dividends	$562,030	$213,503
Total Investment Income	562,030	213,503
Expenses:
Advisory fees	53,505	88,738
Tax fees	57	—
Total Expenses	53,562	88,738
Net Investment Income	508,468	124,765
Net Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(20,085)	(777,928)
In-Kind redemptions	767,717	89,692
Net realized gain (loss)	747,632	(688,236)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,217,460)	2,517,109
Net change in unrealized appreciation (depreciation)	(2,217,460)	2,517,109
Net Realized and Unrealized Gain (Loss)	(1,469,828)	1,828,873
Net Increase (Decrease) in Net Assets Resulting from Operations	$(961,360)	$1,953,638

(a)	Commencement of operations.

See accompanying notes to financial statements.

35

GraniteShares ETF Trust

Statement of Changes in Net Assets

	GraniteShares HIPS US High Income ETF		GraniteShares XOUT U.S. Large Cap ETF
	Year Ended June 30,		For the Period October 4, 2019(a) to
	2020	2019	June 30, 2020
Operations:
Net investment income	$508,468	$247,926	$124,765
Net realized gain (loss)	747,632	67,749	(688,236)
Net change in unrealized gain (loss)	(2,217,460)	8,093	2,517,109
Net Increase (Decrease) in Net Assets Resulting from Operations	(961,360)	323,768	1,953,638

Distributions to shareholders	(416,615)	(141,263)	(134,755)
Tax return of capital to shareholders	(239,135)	(423,112)	—
Total distributions to shareholders	(655,750)	(564,375)	(134,755)

From share transactions:
Proceeds from sales of shares	5,717,888	2,534,818	36,623,065
Cost of shares redeemed	(5,179,705)	(2,511,002)	(7,795,246)
Net increase in net assets resulting from share transactions	538,183	23,816	28,827,819
Total Increase (Decrease) in net assets	(1,078,927)	(216,791)	30,646,702

Net Assets:
Beginning of year	7,569,201	7,785,992	—
End of year	$6,490,274	$7,569,201	$30,646,702

Changes in Shares Outstanding:
Shares outstanding, beginning of year	450,000	450,000	—
Shares sold	600,000	150,000	1,350,000
Shares redeemed	(500,000)	(150,000)	(300,000)
Shares outstanding, end of year	550,000	450,000	1,050,000

(a)	Commencement of operations.

See accompanying notes to financial statements.

36

GraniteShares ETF Trust

Financial Highlights

	Year Ended June 30			Year Ended		Year Ended November 30				For the Period January 6, 2015(b) to
GraniteShares HIPS US High Income ETF	2020	2019		June 30, 2018(a)		2017		2016		November 30, 2015
Operating Performance:
Net asset value, beginning of year/period	$16.82	$17.30		$17.49		$17.41		$16.54		$20.00
Net investment income(c)	0.97	0.56		0.29		0.57		0.74		0.63
Distributions of net realized gains from investments in other investment companies	–	–	(d)	–	(d)	–		–		–
Net realized and unrealized gain (loss)(e)	(4.70)	0.25		0.27		0.80		1.42		(3.01)
Total gain (loss) from investment operations	(3.73)	0.81		0.56		1.37		2.16		(2.38)
Less distributions from:
Net investment income	(0.82)	(0.32)		(0.58)		(0.48)		(0.85)		(0.59)
Tax return of capital to shareholders	(0.47)	(0.97)		(0.17)		(0.81)		(0.44)		(0.49)
Total distributions	(1.29)	(1.29)		(0.75)		(1.29)		(1.29)		(1.08)
Net asset value, end of year/period	$11.80	$16.82		$17.30		$17.49		$17.41		$16.54
Total Return	(23.20)%	4.95	%(f)	3.38	%(f)(g)	7.87	%(f)	14.02	%(f)	(12.39	)%(f)(g)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year/period (in 000’s)	$6,490	$7,569		$7,786		$10,494		$6,966		$4,962
Ratio of net investment income to average net assets	6.65%	3.33%		2.92	%(h)	3.18%		4.49%		3.72	%(h)
Ratio of investment income (loss) excluding tax expense to average net assets	6.65%	3.33%		2.92	%(h)	3.18%		4.50%		3.72	%(h)
Ratio of operating expenses before waivers/reimbursements	0.70%	0.73%		0.98	%(h)	0.75%		0.76%		0.75	%(h)
Ratio of net operating expenses net of waivers/reimbursements	0.70%	0.70%		0.70	%(h)	0.75%		0.75%		0.75	%(h)
Portfolio turnover rate	51%	112%		33	%(g)	88%		54%		23	%(g)

(a)	For the period December 1, 2017 to June 30, 2018.
(b)	Commencement of operations.
(c)	Per share data is calculated using the average daily shares outstanding method.
(d)	Amount represents less than $0.005 per share.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)	Total return would have been lower if certain fund expenses had not been reimbursed by the Advisor.
(g)	Not annualized.
(h)	Annualized.

See accompanying notes to financial statements.

37

GraniteShares ETF Trust

Financial Highlights

GraniteShares XOUT U.S. Large Cap ETF	For the Period October 4, 2019(a) to June 30, 2020
Operating Performance:
Net asset value, beginning of year/period	$25.37
Net investment income(b)	0.17
Net realized and unrealized gain(c)	3.81
Total gain from investment operations	3.98
Less distributions from:
Net investment income	(0.15)
Net realized gains	(0.01)
Total Distributions	(0.16)
Net asset value, end of year/period	$29.19
Total Return(d)	15.78	%(e)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year/period (in 000's)	$30,647
Ratio of net investment income to average net assets	0.84	%(f)
Ratio of operating expenses before waivers/reimbursements	0.60	%(f)
Ratio of net operating expenses net of waivers/reimbursements	0.60	%(f)
Portfolio turnover rate	39	%(e)

(a)	Commencement of operations.
(b)	Per share data is calculated using the average daily shares outstanding method.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	Total return would have been lower if certain fund expenses had not been reimbursed by the Advisor.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

38

GraniteShares ETF Trust

Notes to Financial Statements (continued)

June 30, 2020

1. ORGANIZATION

GraniteShares HIPS US High Income ETF (“HIPS”) and GraniteShares XOUT U.S. Large Cap ETF (“XOUT”) (each, a “Fund”, and collectively, the “Funds”) are each a diversified series of GraniteShares ETF Trust (the “Trust”), an open-end management investment company consisting of three investment series, organized as a Delaware statutory trust on November 7, 2016. The remaining Fund in the Trust is presented separately. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of HIPS and XOUT are to track the performance, before fees and expenses, of the TFMS HIPS Index and XOUT U.S. Large Cap Index (each, an “Index”, and collectively, the “Indexes”), respectively. HIPS and XOUT commenced operations on January 6, 2015 and October 4, 2019, respectively.

On December 13, 2017, the shareholders of the Master Income ETF (the “Reorganizing Fund”), a series of the ETF Series Solutions, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Reorganizing Fund to the GraniteShares ETF Trust. HIPS, a new series of the Trust, assumed the financial and performance history of the Master Income ETF. The tax-free merger took place on December 15, 2017.

HIPS fiscal year was changed to June 30. As a result, HIPS had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end November 30, 2017 and June 30, 2018.

Although XOUT is registered as a diversified series, it may become “non-diversified,” as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index that the fund aims to track.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds follows the accounting and reporting guidance in the Accounting Standards Codifications 946, “Financial Services—Investment Companies” issued by the U.S. Financial Accounting Standards Board.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as each Fund is informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Funds’ investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Funds allocates distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and Business Development Corporations (“BDCs”) may be characterized as ordinary income, net capital gains, or a return of capital. The proper characterization of BDC and REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT and BDC investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Distributions received from the Funds’ investments in closed-end funds (“CEFs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management’s estimates of such amounts based on historical information. These estimates are adjusted with the tax returns after the actual source of distributions has been disclosed by the CEFs and may differ from the estimated amounts.

Dividend Distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds distributes all or substantially all of their net investment income to shareholders in the form of dividends.

39

GraniteShares ETF Trust

Notes to Financial Statements (continued)

June 30, 2020

3. SECURITIES VALUATION

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange Arca, Inc. (“NYSE Arca”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s NAV per share.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in closed-end funds are valued at closing quoted sale price or the official closing price of the day, respectively. Registered fund positions held by HIPS at June 30, 2020 are represented by closed-ended (single class) registered funds and and open-end mutual fund. Registered fund positions held by XOUT are represented by open-ended mutual funds.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of each Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” A variety of factors may be considered in determining the fair value of such securities.

Valuing each Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

4. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

40

GraniteShares ETF Trust

Notes to Financial Statements (continued)

June 30, 2020

The hierarchy classification of inputs used to value each Fund’s investments at June 30, 2020, is disclosed at the end of each Fund’s Schedule of Investments.

5. ADVISORY AND OTHER AGREEMENTS

GraniteShares Advisors LLC (the “Adviser”), the investment adviser to the Funds, is a Delaware limited Liability Company located at 205 Hudson Street, 7th Floor, New York, NY 10013. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the portfolio management of the Funds, subject to the supervision of the Board of Trustees (the “Board”) of the Trust.

For its services, the Adviser receives a fee that is equal to 0.70% per annum of the average daily net assets of HIPS and 0.60% per annum of the average daily net assets of XOUT, calculated daily and paid monthly. Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of each Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Independent Trustees; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature; (vii) any fees and expenses related to the provision of securities lending services; and (viii) the advisory fee payable to the Adviser under the Advisory Agreement.

The Adviser is the only related party involved with the operations of the Funds.

The Bank of New York Mellon serves as the Funds’ Administrator, Custodian, Accounting Agent and Transfer Agent (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Foreside Fund Services, LLC. (“Distributor”) serves as the Funds’ distributor. The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to a maximum annual rate of 0.25% of its average net assets in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No distribution fees are currently charged to the Funds; there are no plans to impose these fees.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on NYSE Arca. Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

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GraniteShares ETF Trust

Notes to Financial Statements (continued)

June 30, 2020

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of a Creation Unit. The standard fixed transaction fee for each Fund is $750, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. There were no variable fees received during the year. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

7. INVESTMENT TRANSACTIONS

During the year ended June 30, 2020, purchases and sales of securities by HIPS, excluding short-term securities and in-kind transactions, were $3,757,925 and $3,760,595, respectively. During the period ended June 30, 2020, purchases and sales of securities by XOUT, excluding short-term securities and in-kind transactions, were $7,681,870 and $7,710,065, respectively.

During the year ended June 30, 2020, in-kind transactions for HIPS associated with creations and redemptions were $5,644,558 and $5,093,977, respectively. During the period ended June 30, 2020, in-kind transactions for XOUT associated with creations and redemptions were $36,600,089 and $7,771,559, respectively.

8. FEDERAL INCOME TAX MATTERS

The Funds intend to qualify as a ‘‘regulated investment company’’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GraniteShares HIPS US High Income ETF	$8,662,203	$207,389	$(2,416,746)	$(2,209,357)
GraniteShares XOUT U.S. Large Cap ETF	28,161,601	3,475,527	(988,641)	2,486,886

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sales and investments in pass through entities.

At June 30, 2020, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Capital and Other Gains (Losses)		Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
GraniteShares HIPS US High Income ETF	$-	$(524,336	)*	$(2,209,357)	$(2,733,693)
GraniteShares XOUT U.S. Large Cap ETF	-	(750,020	)**	2,486,886	1,736,866

* Amount represents capital loss carryforward ($260,841 Short-Term and $263,495 Long-Term) for Federal income tax purposes which is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Fund until future net capital gains have been realized in excess of the available capital loss carryforward.

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GraniteShares ETF Trust

Notes to Financial Statements (continued)

June 30, 2020

** Amount represents capital losses incurred after October 31 (“Post-October Losses”), within the taxable year, the Fund has elected to defer to July 1, 2020.

At June 30, 2020, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets were as follows:

Fund	Total distributable earnings/ (accumulated loss)	Paid-In Capital
GraniteShares HIPS US High Income ETF	$(821,703)	$821,703
GraniteShares XOUT U.S. Large Cap ETF	(82,017)	82,017

The tax character of distributions paid by the Funds during the years ended June 30, 2020 and 2019 were as follows.

	June 30, 2020						June 30, 2019
Fund	Ordinary Income		Return of Capital		Total Distribution Paid		Ordinary Income	Return of Capital	Total Distribution Paid
GraniteShares HIPS US High Income ETF	$416,615		$239,135		$655,750		$141,263	$423,112	$564,375
GraniteShares XOUT U.S. Large Cap ETF	134,755	*	-	*	134,755	*	N/A	N/A	N/A

* For the period October 4, 2019 to June 30, 2020.

9. INDEMNIFICATION

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that has not yet occurred. Management expects this risk of loss to be remote.

10. PRINCIPAL RISKS

In the normal course of business, the Funds makes investments in financial instruments where the risk of potential loss exists due to changes in the market. The following is a description of select risks of investing in the Funds.

Business Development Company (“BDC”) Risk (HIPS Fund): BDC’s may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDC’s are subject to management and other expenses, which will be indirectly paid by each Fund.

Industry Concentration Risk (XOUT Fund): In following its methodology, the Index from time to time may be concentrated in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Investment Company Risk (HIPS Fund): The risks of investment in investment companies typically reflect the risks of the types of instruments in which the investment companies invest in. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount it can invest in other investment companies, which may adversely affect the Funds’ ability to achieve its investment objective.

Investment Style Risk (XOUT Fund): The Index is intended to provide exposure to large cap U.S. equity markets, with certain securities excluded from the index in accordance with the Index methodology. The Index methodology is relatively new, and there can be no assurance that such methodology will result in positive investment performance. The Index methodology may result in the Index being more volatile than a more conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

MLP Risk (HIPS Fund): MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.

Non-Diversification Risk (XOUT Fund): To the extent that the Fund becomes non-diversified as necessary to approximate the composition of the Index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the Fund’s investments, and the Fund may experience increased volatility.

REIT Investment Risk (HIPS Fund): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Sector Risk: To the extent the Funds invests more heavily in particular sectors of the economy, performance will be especially sensitive to developments that significantly affect those sectors.

11. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Directors of GraniteShares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of GraniteShares HIPS US High Income ETF (“HIPS”) and GraniteShares XOUT U.S. Large Cap ETF (“XOUT”) (collectively the “Funds”), each a series of GraniteShares ETF Trust (the “Trust”), including the schedules of investments, as of June 30, 2020, and regarding HIPS, the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended, and regarding XOUT, the related statement of operations, statement of changes in net assets and the financial highlights for the period October 7, 2019 (commencement of operations) to June 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and regarding HIPS, the results of its operations, the changes in its net assets, and its financial highlights for the year ended June 30, 2020, and regarding XOUT the results of its operations, the changes in its net assets and its financial highlights for the period October 7, 2019 to June 30, 2020, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended June 30, 2019 and the financial highlights for the year ended June 30, 2019 and for the period December 1, 2017 to June 30, 2018 were audited by other independent registered public accountants whose report, dated August 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights for each of the years in the two-year period ended November 30, 2017 and for the period January 6, 2015 to November 30, 2015, were audited by other independent registered public accountants whose report, dated January 26, 2018, expressed an unqualified opinion on those financial statements and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more GraniteShares LLC investment companies since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

August 26, 2020

44

GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement

GraniteShares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on November 7, 2016, and is authorized to establish multiple series, with each series representing interests in a separate portfolio of securities and other assets of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as “Trustees”), and pursuant to the terms of an investment advisory agreement between GraniteShares Advisors LLC (the “Adviser” or “GraniteShares”) and the Trust (the “Agreement”), GraniteShares provides a continuous program of investment management for each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, among other services, determines, in its discretion, the securities to be purchased, retained or sold with respect to each Fund.

At a meeting held on May 22, 2020 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested person[s],” as defined in the 1940 Act, of the Trust (the “Independent Trustees”), reviewed and unanimously approved the renewal of the Agreement for an additional one-year period with respect to each of the following Funds: (i) GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (“COMB”) and (ii) GraniteShares HIPS High Income ETF (“HIPS”). The Meeting was held via telephone conference based on exemptive relief issued by the Securities and Exchange Commission (“SEC”), with the Board’s intention to ratify the approval of the Agreement at its next in-person meeting.1

In advance of the Meeting, the Board received information about each Fund, the Agreement and the Adviser to facilitate the Board’s annual review of the Agreement, as required by Section 15(c) of the 1940 Act. In addition to such information, the Board noted that the evaluation process with respect to the Adviser is an ongoing one, as part of the Board’s regular oversight of the Funds. Thus, in considering the renewal of the Agreement, the Board took into account its review of the performance and services provided by the Adviser and other service providers to the Funds at regularly scheduled meetings held throughout the year. The Board also receives information informally outside of the Board meetings, as circumstances warrant. In this respect, the review process undertaken by the Board spans the course of the year and culminates with the annual 15(c) review process for the Funds. In addition, the Board—taking into account each Fund’s relatively limited operating history under the Adviser’s management2—recalled its initial assessment and approval of the Agreement as to each Fund.

The Meeting included a presentation from Vedder Price, counsel to the Adviser and the Trust, regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements. The Board took note of relevant judicial precedent and regulations adopted by the SEC setting forth factors to be considered by a board when evaluating investment advisory agreements including, among other matters: (1) the nature, extent and quality of the services provided by the investment adviser; (2) the costs of the services provided and profitability to the investment adviser with respect to its relationship with the fund; (3) the advisory fees and total expense ratio of the fund compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as the fund grows and whether the advisory fee for the fund would enable investors to share in the benefits of economies of scale; and (5) other benefits received by the investment adviser from its relationship with the fund. The Board then discussed the important principles described in the presentation.

1 On March 13, 2020, the SEC issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. On June 19, 2020, the SEC issued an order extending the duration of the conditional relief further, through at least December 31, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at the Meeting.

2 COMB commenced operations on May 19, 2017. HIPS commenced operations on January 6, 2015; GraniteShares assumed the role of investment adviser to HIPS in December 2017.

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GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

At the Meeting, the Board evaluated the information prepared for the 15(c) review process. The Meeting included a presentation by representatives of the Adviser during which the Independent Trustees and counsel were able to pose questions. The Adviser’s presentation included a discussion of the Adviser’s resources and capabilities, including its financial condition and ability to continue to provide the contracted-for serviced under the Agreement, as well as a review of the experience and qualifications of the Funds’ portfolio managers and other key personnel of the Adviser. The Trustees were also presented with quantitative data showing how each Fund performed against its relevant benchmark and whether the Fund met its investment objective over the period considered. In addition, the Trustees were provided with industry data comparing each Fund’s proposed unitary management fee with the management fee levels generally observed on funds with comparable strategies. The Trustees observed that the comparative industry information was sourced from well-established data vendors.

Following an analysis and discussion of the factors identified below, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, the Trustees unanimously concluded that it was in the best interest of each Fund to approve the renewal of the Agreement for an additional one-year term. In making determinations regarding the factors identified below, the Trustees considered information received (both oral and written) at the Meeting, as well as information obtained through the Board’s experience overseeing the Funds. In this regard, the Board’s conclusions were also based on its knowledge of how well the Adviser performs its duties obtained through Board meetings, discussions and reports during the year. The Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreement.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the functions performed by the Adviser for each Fund and the nature and quality of services provided by GraniteShares. In so doing, the Board noted the nature of each Fund as an exchange-traded fund (“ETF”). In this connection, the Board considered the information describing the Adviser’s organization and the qualifications and experience of the Adviser’s key personnel, including, in particular, the experience of the Adviser’s principals in managing ETFs and coordinating their operation and administration. The Trustees also considered the responsibilities assumed by the Adviser, including, among other things: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of shares; and monitoring and coordinating the provision of services to each Fund by each of the third-party service providers, including the fund administrator, transfer agent, custodian and distributor. The Board also considered the quality of the operational and compliance infrastructure supporting each Fund, including the regular reports provided by the Trust’s Chief Compliance Officer regarding compliance procedures and practices. In addition, the Board noted the reports received at each Board meeting regarding regulatory developments germane to the ETF and registered fund industry.

46

GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

The Board also assessed the Adviser’s management capabilities as demonstrated by each Fund’s performance and ability to meet its investment objective. In this connection, the Board noted that COMB is an actively managed ETF that seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The Fund’s investment strategy is based in part on the Bloomberg Commodity Index (the “COMB Benchmark”), which is designed to be a highly liquid and broad benchmark for commodities futures investments. Taking into account the foregoing, the Board considered the information it received, including at each regularly scheduled Board meeting, regarding the Fund’s returns on a market price basis and on a net asset value (“NAV”) basis, as well as the returns of the COMB Benchmark, and the related performance attribution commentary provided by the Adviser.

As to HIPS, the Board noted that the Fund seeks to track the performance, before fees and expenses, of the TFMS HIPS Index (the “HIPS Index”). HIPS employs a “passive management”—or indexing—investment approach designed to track the performance of the HIPS Index. The rules-based HIPS Index measures the performance of up to 60 high income U.S.-listed securities that typically have “pass-through” structures that require them to distribute substantially all of their earnings to shareholders as cash distributions. As with COMB, the Board took into account the information it received regarding HIPS’s returns on a market price basis and on a NAV basis, and the returns of the HIPS Index over the same periods, as well as the Adviser’s performance attribution analysis.

As to each Fund, the Board considered the performance data, analyses and reports regularly provided by the Adviser regarding the Fund’s index tracking, premium/discount, and intraday trading spreads, among other things. The Board also considered the Adviser’s commentary regarding broader market trends and macroeconomic developments and interrelationship between market conditions and each Fund’s performance. The Board concluded that it was satisfied with the information provided regarding, and explanations for, each Fund’s performance.

Based on all of the foregoing, including the acceptability of the terms of the Agreement and the responsibilities assumed by the Adviser thereunder, the Board concluded that the Adviser and its personnel continue to be qualified to serve each Fund in such capacity, and that the nature, quality and extent of services provided by the Adviser are expected to be satisfactory and appropriate for each Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with each Fund: The Board considered information provided by the Adviser regarding the advisory fee for each Fund in connection with the proposed renewal of the Agreement and the Adviser’s rationale therefor, noting that the Adviser recommended maintaining the current advisory fee for each of COMB and HIPS at 0.25% and 0.70% per annum, respectively. The Board considered that the proposed advisory fee for each Fund is a unitary fee pursuant to which the Adviser assumes substantially all expenses of the Fund (excluding interest, Acquired Fund Fees and Expenses, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.) Thus, the Board reviewed information provided in the Meeting materials comparing each Fund’s proposed unitary fee to certain other funds identified by the Adviser. The Board also took into account the information provided regarding the Adviser’s process for identifying such other funds.

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GraniteShares ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

With respect to COMB, the Adviser identified certain exchange-traded products (“ETPs”) and mutual funds providing broad commodity exposures (with particular focus on the least expensive mutual fund share class) using third-party data sources. The Board observed that the Fund’s proposed unitary fee was lower than both the average total expense ratio of the commodity ETPs and mutual funds deemed relevant for comparative analysis. The Board also noted the Adviser’s statement that although the average fees for funds providing broad commodity exposure decreased over the prior year, COMB remains one of the least expensive broad commodity ETFs available in the market.

With respect to HIPS, the Adviser identified certain ETFs and mutual funds providing similar exposures to HIPS using third-party data sources. The Board observed that the Fund’s proposed unitary fee was lower than the average total expense ratio of all relevant funds, as well as the average expense level for ETFs in particular.

In assessing the proposed unitary fee for each Fund, the Board also considered the Adviser’s description of the resources involved in managing in each Fund. In addition, the Board considered each Fund’s size and the likelihood that the Adviser would continue to absorb certain operational expenses incurred by each Fund through the renewal term of the Agreement.

Based on the information presented and the discussions at the Meeting, the Board concluded that each Fund’s proposed unitary fee was reasonable given, among other things, the nature, extent and quality of the services provided under the Agreement.

Economies of Scale. The Board considered the potential for the Adviser to experience economies of scale in the provision of services to the Funds and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board took into account that potential economies of scale may be shared in various ways, including through a unitary fee set at a competitive level at the outset that assumes future growth in assets. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Adviser, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. Based on the foregoing, the Board concluded that the Adviser’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Conclusion. Based on all of the foregoing, the Board, including the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable in light of the extent and quality of the services provided and expected to be provided over the renewal term, and that the renewal of the Agreement is in the best interest of each Fund. At the Meeting, the Board, including the Independent Trustees, unanimously approved the renewal of the Agreement as to each Fund for an additional one-year term.

48

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program. The Valuation Committee of the Trust has been designated by the Board to administer each Fund’s liquidity risk management program. The program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of each Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

During the fiscal year, GraniteShares Advisors, LLC provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation. During the period covered by the liquidity program report to the Board, the program supported each Fund’s ability to honor redemption requests timely and GraniteShares Advisors, LLC management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions. GraniteShares Advisors, LLC reported that the program operated adequately and that the implementation of the program was effective to manage each Fund’s liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

49

On June 18, 2020, the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”), approved a change in the independent registered public accounting firm from KPMG LLP (“KPMG”) to Tait, Weller & Baker LLP (“Tait Weller”) for GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF, GraniteShares HIPS US High Income ETF and GraniteShares XOUT U.S. Large Cap ETF (“XOUT”), each a series of the Trust (the “Funds” or each, a “Fund”) and therefore, determined to dismiss KPMG. The Board's decision to approve the change from KPMG to Tait Weller was recommended by the Audit Committee of the Board. Thus, upon the recommendation of the Audit Committee, the Board approved the engagement of Tait Weller as the new independent registered public accounting firm for the Funds for the fiscal year ending June 30, 2020. (With respect to XOUT, a recently launched Fund, the Board noted that KPMG had not issued any audit report when it determined to change auditors. Accordingly, references hereafter to financial statements of the “Funds” should be understood as excluding XOUT.)

No audit report of KPMG on the Funds' financial statements for the fiscal years ended June 30, 2018 and June 30, 2019 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended June 30, 2018 and June 30, 2019 and subsequent interim period through June 18, 2020, there were no disagreements between the Trust and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the disagreements in its report on the Funds' financial statements. In addition, for the fiscal years ended June 30, 2018 and June 30, 2019 and subsequent interim period through June 18, 2020, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

For the fiscal years ended June 30, 2018 and June 30, 2019, neither the Trust nor anyone on its behalf consulted Tait Weller concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Trust has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements contained above. A copy of the letter from KPMG to the Securities and Exchange Commission is filed as an exhibit hereto.

50

GraniteShares ETF Trust

Trustees and Officers

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Set forth below are the names, birth years, positions with the Trust, length of term of office, the number of portfolios in the Fund Complex (defined below) overseen, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee, as well as information about each officer of the Trust. The business address of each Trustee and officer of the Trust is 205 Hudson Street, 7th Floor, New York, NY 10013. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser .

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees and Officers
William Rhind 1979	Trustee, Chairman of the Board, and President of the Trust (since 2016)(1)	CEO, World Gold Trust Services LLC (sponsor of SPDR Gold Trust) (2013-2016) Managing Director, ETF Securities (investment advisory firm) (2007-2013)	3	Director, University of Bath Foundation (charitable organization)

James R. Nash 1981	Chief Compliance Officer of the Trust (since 2017)	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (fund compliance services firm) (2016-present) Senior Associate and Regulatory Advisor, J.P. Morgan Chase Bank, N.A. (2014-2016) Back Officer Product Analyst, Linedata Services (financial services software firm) (2011-2014)	3	None

(1) William Rhind is an interested trustee due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

Independent Trustees
Steven James Smyser 1973	Independent Trustee of the Trust (since 2017)	CFO, Packet Host, Inc. (information technology firm) (2014-present) Founder, Silver Horse Capital Partners, LLC (hedge fund) (2013-present) Director, Citi (1999-2013)	3	None

Seddik Meziani 1952	Independent Trustee of the Trust (since 2017)	Professor, Montclair State University, New Jersey (1999-present)	3	Member of the Research Advisory Board, ETF Global, LLC (market data and research provider)

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GraniteShares ETF Trust

Supplemental Information

Federal Tax Information

For the fiscal year ended June 30, 2020, certain dividends paid by GraniteShares HIPS US High Income ETF and GraniteShares XOUT U.S. Large Cap ETF may be subject to the maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 23.43% and 100%, respectively.

For corporate shareholders of GraniteShares HIPS US High Income ETF and GraniteShares XOUT U.S. Large Cap ETF, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2020 was 18.15% and 100% respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for GraniteShares HIPS US High Income ETF was 0% and for GraniteShares XOUT U.S. Large Cap ETF was 7.41%.

Quarterly Portfolio Holdings Information

The Funds will be required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings will be available without charge on the SEC’s website at www.sec.gov. You will also be able obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-844-476-8747. This information will also be available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.graniteshares.com.

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider the fund’s investment goals, risks, charges and expense before investing. A prospectus contains this and other important information. Please read carefully before investing.

Distributor, Foreside Fund Services, LLC

52

GraniteShares ETF Trust

205 Hudson Street, 7th Floor

New York, NY 10013

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Seddik Meziani is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 48,824 for 2019 and $ 36,000 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,000 for 2019 and $0 for 2020.

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Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $ 12,400 for 2019 and $7,500 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the Trust’s Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Trust’s auditor. As part of this responsibility, and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Trust by the Auditor, and (2) all non-audit services provided to the Trust’s investment adviser and advisory affiliates (that directly relate to the Trust’s operations and financial reporting). except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) n/a. No expenses for the period considered

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

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(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Steven J. Smyser and Seddik Meziani.

(b)	N/A

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

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Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

1	KPMG Response Letter

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GraniteShares ETF Trust

By (Signature and Title)*	/s/ William Rhind
William Rhind, Trustee, President and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Rhind
William Rhind, Trustee, President and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/28/2020

* Print the name and title of each signing officer under his or her signature.

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